MATRIX ADVISORS VALUE FUND, INC.
Ticker: MAVFX
Summary Prospectus | October 31, 2020

Beginning in February 2021 for the Matrix Advisors Value Fund (the "Fund"), as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary. If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.
You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-366-6223 to let the Fund know of your request.
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at matrixadvisorsvaluefund.com/fund-application-and-documents/. You may also obtain this information at no cost by calling 1-866-209-1965 or by sending an e-mail request to cduffin@matrixassetadvisors.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2020, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	1.23%
Less: Fee Waiver and/or Expense Reimbursement	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.99%

(1) Matrix Asset Advisors, Inc. (the “Advisor”), the Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquiring fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of the Fund’s average daily net assets (the “Expense Cap”). The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund’s expense ratio to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap/reimbursement agreement will continue in effect until at least October 31, 2021, and may be terminated at any time, and without payment or penalty, by the Fund’s Board of Directors (the “Board”) upon 60 days’ written notice to the Advisor. The agreement may not be terminated by the Advisor without the consent of the Board. Currently, the Advisor has agreed not to seek reimbursement of such management fee waivers and/or expense reimbursements.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Cap for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$367	$653	$1,467
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in both dividend and non-dividend paying common stocks of U.S. companies that the Advisor believes are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis. Using valuation models, statistics such as earnings growth, dividend growth, return on equity and book value are analyzed versus their historical, current and projected levels to determine a company’s “Intrinsic Value.” The Fund invests primarily in large capitalization companies, which the Advisor defines as companies with minimum market capitalizations of $2 billion at the time of purchase. Stocks will be sold when the Advisor believes they no longer represent value. The Fund may invest in any sector. At times, the Advisor may overweight the Fund’s portfolio in one or more particular sectors, and/or underweight the Fund’s portfolio or not invest in one or more particular sectors.
Principal Investment Risks
There is a risk that you could lose all or a portion of your investment in the Fund. The following are some of the principal risks that can affect the value of your investment:
Management Risk. The risk that the Advisor may fail to implement the Fund’s investment strategies and meet its investment objective.
Market Risk; Recent Market Events. The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. Continuing market volatility may have adverse effects on the Fund.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Large Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative, smaller competitors. Also, large-

capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Sector Emphasis Risk. Investing a substantial portion of the Fund’s assets in related industries or sectors may have greater risks, because companies in these sectors may share common characteristics and may react similarly to market developments. In recent years, the Fund has concentrated its investments in the Financials sector, and as a result, it may be more susceptible to the particular risks that may affect companies in the Financials sector, including government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets.
Value Strategy Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The Advisor may not be able to accurately determine the “Intrinsic Value” of a company, resulting in the purchase of an overvalued security or premature sale of an undervalued company. Additionally, the market may use different criteria to determine a company’s value, which could have unexpected effects on a company’s performance and cause losses for the Fund.
Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart below shows how the Fund’s total returns have varied from year to year. The table below shows how the Fund’s average annual total returns for 1-year, 5-year and 10-year periods compare with that of a broad-based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.matrixadvisorsvaluefund.com.
Calendar Year Total Returns*
* The Fund’s year-to-date return as of September 30, 2020 was -4.50%.
During the periods shown in the bar chart, the Fund’s highest quarterly return was 15.99% for the quarter ended March 31, 2012, and the lowest quarterly return was -21.22% for the quarter ended September 30, 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Matrix Advisors Value Fund
Return before taxes	28.71%	6.64%	8.89%
Return after taxes on distributions	27.47%	5.69%	8.29%
Return after taxes on distributions and sale of Fund shares	17.87%	5.07%	7.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Management

Investment Advisor	Portfolio Manager	Managed the Fund Since
Matrix Asset Advisors, Inc.	David A. Katz, President and Chief Investment Officer of the Advisor	1996
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Matrix Advisors Value Fund, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-209-1965, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.
Minimum Investments

	To Open Your Account	To Add to Your Account
Regular Account	$1,000	$100
Retirement Account	$500	$100
Automatic Investment Plan	$500	$100

Tax Information
The Fund’s distributions are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such a tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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